November 1, 2001


                           DREYFUS INVESTMENT PORTFOLIOS
                            - EUROPEAN EQUITY PORTFOLIO

                            Supplement to Prospectus

                                Dated May 1, 2001

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE THIRD PARAGRAPH IN THE SECTION OF THE PORTFOLIO'S PROSPECTUS ENTITLED "MANAGEMENT":

Effective November 1, 2001, Aaron Barnfather became the portfolio's primary portfolio manager. Since September 2001, he has been a Regional Specialist at Newton Investment Management Ltd., the portfolio's sub-investment adviser. From September 1994 to September 2001, Mr. Barnfather was employed by Royal Sun Alliance Investment Management initially as a Global Equity and Bond Analyst and later as Associate Director, European Equities.